HOMESTEAD FUNDS

STOCK INDEX FUND SUPPLEMENT

DATED JULY 20, 2007 TO THE

PROSPECTUS DATED MAY 1, 2007

This supplement provides information regarding the Stock Index Fund (the “Fund”) that affects the prospectus and statement of additional information dated May 1, 2007. Please read this supplement and keep it with your records for future reference.

On July 2, 2007, the Board of Directors determined that it was in the best interests of the shareholders of the Fund to redeem all of its assets from the State Street Equity 500 Index Portfolio and reinvest all such assets into the S&P 500 Index Master Portfolio, a fund advised by Barclays Global Fund Advisors, an indirect wholly-owned subsidiary of Barclays PLC. As a result, the S&P 500 Index Master Portfolio will become the new master fund in the Fund’s master-feeder structure. The transactions necessary to effect this change are expected to occur on or about September 18, 2007.

You may obtain a copy of Homestead Funds’ prospectus and statement of additional information free of charge, upon request, by calling toll-free 1-800-258-3030, by visiting the Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, 4301 Wilson Boulevard, Arlington, VA 22203.